                                            STATEMENT OF INSURANCE

OBLIGATIONS:        $235,195,000
                      Home Equity Loan Trust 2007-HSA3
                      Home Equity Loan-Backed Term Notes, Series 2007-HSA3, Class A-II
                      and Home Equity Loan- Backed Class A-II Variable Funding Notes, Series 2007-HSA3, in an
                      amount not to exceed $39,039,361

        MBIA Insurance  Corporation (the "Insurer") has issued a Note Guaranty  Insurance Policy (the "Policy")
relating to the  Obligations  containing  the following  provisions,  the Policy being on file at the Corporate
Trust Office of the Indenture Trustee.

        The  Insurer,  in  consideration  of the payment of the premium and subject to the terms of the Policy, thereby  unconditionally  and  irrevocably  guarantees  to any  Owner  that an  amount  equal to each  full and complete  Insured  Amount  will be received  from the  Insurer by LaSalle  Bank  National  Association,  or its
successors,  as  indenture  trustee  for the Owners (the  "Indenture  Trustee"),  on behalf of the Owners,  for distribution  by the  Indenture  Trustee  to each  Owner of each  Owner's  proportionate  share of the  Insured
Amount.  The  Insurer's  obligations  under the Policy with  respect to a  particular  Insured  Amount shall be discharged to the extent funds equal to the applicable  Insured  Amount are received by the Indenture  Trustee, whether or not those funds are properly  applied by the Indenture  Trustee.  Insured  Amounts will be made only at the time set  forth in the  Policy,  and no  accelerated  Insured  Amounts  will be made  regardless  of any acceleration of the Obligations, unless the acceleration is at the sole option of the Insurer.

        Notwithstanding  the  foregoing,  the Policy does not cover  shortfalls,  if any,  attributable  to the liability of the Issuer, any REMIC or the Indenture Trustee for withholding  taxes, if any (including  interest and penalties in respect of any such liability).

        The Insurer  will pay any Insured  Amount that is a Preference  Amount on the  Business  Day  following receipt on a  Business  Day by the  Fiscal  Agent (as  described  below) of (a) a  certified  copy of the order requiring the return of a preference payment,  (b) an opinion of counsel  satisfactory to the Insurer that such order is final and not  subject to appeal,  (c) an  assignment  in such form as is  reasonably  required by the
Insurer,  irrevocably  assigning to the Insurer all rights and claims of the Owner relating to or arising under the  Obligations  against the debtor  which made such  preference  payment or  otherwise  with  respect to such preference payment and  (d) appropriate  instruments to effect the appointment of the Insurer as agent for such
Owner  in  any  legal  proceeding  related  to  such  preference  payment,  such  instruments  being  in a form satisfactory  to the Insurer,  provided that if such  documents are received  after  12:00 noon,  New York City time, on such  Business  Day,  they will be deemed to be received on the following  Business Day. Such payments shall be disbursed to the receiver or trustee in  bankruptcy  named in the final order of the court  exercising jurisdiction on behalf of the Owner and not to any Owner directly  unless such Owner has returned  principal or interest paid on the  Obligations to such receiver or trustee in  bankruptcy,  in which case such payment shall be disbursed to such Owner.

        The Insurer will pay any other amount payable under the Policy no later than 12:00 noon,  New York City time,  on the later of the Payment Date on which the related  Deficiency  Amount is due or the second  Business
Day following  receipt in New York,  New York on a Business Day by U.S.  Bank Trust  National  Association,  as
Fiscal Agent for the Insurer,  or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent"),  of a Notice (as described below),  provided that if such Notice is received after 12:00 noon,  New York City time, on such  Business  Day,  it will be deemed to be  received on the  following  Business  Day. If any such Notice received  by the Fiscal  Agent is not in proper  form or is  otherwise  insufficient  for the purpose of making claim under the Policy,  it shall be deemed not to have been  received by the Fiscal Agent for purposes of this paragraph,  and the Insurer or the Fiscal  Agent,  as the case may be, shall  promptly so advise the  Indenture
Trustee and the Indenture Trustee may submit an amended Notice.

        Insured Amounts due under the Policy,  unless otherwise stated in the Policy,  will be disbursed by the
Fiscal Agent to the Indenture  Trustee on behalf of the Owners by wire transfer of immediately  available funds in the amount of the Insured  Amount less, in respect of Insured  Amounts  related to Preference  Amounts,  any amount held by the Indenture Trustee for the payment of such Insured Amount and legally available therefor.

        The Fiscal Agent is the agent of the Insurer only,  and the Fiscal Agent shall in no event be liable to
Owners for any acts of the Fiscal  Agent or any failure of the Insurer to  deposit,  or cause to be  deposited, sufficient funds to make payments due under the Policy.

        Subject to the terms of the  Agreement,  the Insurer shall be subrogated to the rights of each Owner to receive payments under the Obligations to the extent of any payment by the Insurer under the Policy.

        As used in the Policy, the following terms shall have the following meanings:

        "Agreement"  means the Indenture dated as of May 30, 2007,  among the Home Equity Loan Trust 2007-HSA3, as Issuer,  and the Indenture  Trustee,  as indenture  trustee,  without  regard to any amendment or supplement thereto, unless such amendment or supplement has been approved in writing by the Insurer.

        "Business  Day"  means  any day other  than  (a) a  Saturday  or a Sunday  (b)  a day on which  banking institutions  in the  States  of New  York,  California,  Minnesota,  Illinois  or  Delaware  are  required  or authorized by law or executive order to be closed.

        "Deficiency  Amount"  means, for  any Payment  Date,  an amount  equal to the excess,  if any,  of: (a)
Scheduled  Payments  over (b)  amounts  on deposit  in the  Payment  Account  available  to pay such  Scheduled
Payments and any other amounts available to the Indenture Trustee for payment of such Scheduled Payments.

         "Insured  Amount"  means (a) as of any Payment  Date,  any  Deficiency  Amount and (b) any  Preference
Amount.

        "Notice"  means the  telephonic  or  telegraphic  notice,  promptly  confirmed  in writing by facsimile substantially  in the form of  Exhibit A  attached  to the  Policy,  the  original  of  which  is  subsequently delivered by registered or certified  mail,  from the Indenture  Trustee  specifying  the Insured  Amount which shall be due and owing on the applicable Payment Date.

        "Owner" means each  Noteholder  (as defined in the Agreement)  who, on the applicable  Payment Date, is entitled under the terms of the applicable Obligations to payment thereunder.

        "Preference  Amount" means any amount  previously  distributed to an Owner on the  Obligations  that is recoverable  and sought to be recovered as a voidable  preference  by a trustee in  bankruptcy  pursuant to the
United States  Bankruptcy  Code  (11 U.S.C.),  as  amended  from  time  to  time,  in  accordance  with a final nonappealable order of a court having competent jurisdiction.

        "Scheduled  Payments" means,  with respect to each payment date, the payment to be made to Owners in an aggregate amount equal to (i) the Interest  Distribution  Amount due on the  Obligations,  (ii) for the Payment
Date  occurring in May 2037,  the Guaranteed  Payment  Amount,  (iii) for any other Payment Date, the principal portion of any Liquidation Loss Amount to the extent not covered by the Group II  Overcollateralization  Amount and after  application  of any excess  interest,  in each case in  accordance  with the  original  terms of the
Indenture  and the  Obligations  when  issued  and  without  regard to any  amendment  or  modification  of the
Indenture  or the  Obligations  except  amendments  or  modifications  to which the Insurer has given its prior written consent.

        Scheduled  Payments will not include,  nor shall  coverage be provided  under the Policy in respect of, any Relief Act Shortfalls or any Net WAC Cap Shortfalls  that may be incurred or that may be  distributable  to the Obligations.  Scheduled  Payments shall not include  payments that become due on an accelerated  basis as a result of a default by the Issuer,  an election by the Issuer to pay  principal on an  accelerated  basis,  the occurrence  of an Event of Default under the Indenture or any other cause,  unless the Insurer  elects,  in its sole  discretion,  to pay in whole or in part such principal due upon  acceleration,  together with any accrued interest to the date of  acceleration.  In the event the Insurer  does not so elect,  the Policy will  continue to guarantee  payment on the  Obligations in accordance  with their original  terms.  Scheduled  Payments shall not include  any  amounts due in respect of the  Obligations  attributable  to any  increase in interest  rate, penalty  or other sum  payable  by the  Issuer by reason of any  default  or event of default in respect of the
Obligations,  or by reason of any  deterioration  of the  creditworthiness  of any party to the Agreement,  nor shall  Scheduled  Payments  include,  nor shall coverage be provided under the Policy in respect of, any taxes, withholding or other charge  imposed by any  governmental  authority due in connection  with the payment of any
Scheduled Payment to an Owner.

        Capitalized  terms used in the Policy and not otherwise defined in the Policy shall have the respective meanings set forth in the  Agreement as of the date of execution of the Policy,  without  giving  effect to any subsequent  amendment to or  modification  of the  Agreement  unless such  amendment or  modification  has been approved in writing by the Insurer.

        Any notice  under the Policy or  service  of  process  on the Fiscal  Agent may be made at the  address listed  below for the  Fiscal  Agent or such  other  address  as the  Insurer  shall  specify in writing to the
Indenture Trustee.

        The notice  address of the Fiscal  Agent is 100 Wall  Street,  Suite 1600,  New York,  New York  10005,
Attention:  Corporate  Trust  Services,  or such  other  address  as the  Fiscal  Agent  shall  specify  to the
Indenture Trustee in writing.

        THE POLICY IS BEING ISSUED UNDER AND PURSUANT TO, AND SHALL BE CONSTRUED  UNDER,  THE LAWS OF THE STATE
OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

        The insurance  provided by the Policy is not covered by the  Property/Casualty  Insurance Security Fund specified in Article 76 of the New York Insurance Law.

        The Policy is not  cancelable  for any  reason.  The  premium on the Policy is not  refundable  for any reason, including payment, or provision being made for payment, prior to maturity of the Obligations.

                                               MBIA INSURANCE CORPORATION